SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                JANUARY 24, 2001
                Date of report (Date of earliest event reported)



                       UNITED SHIPPING & TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)

     UTAH                          000-28452                   87-0355929

(State or Other             (Commission File Number)         (IRS Employer
  Jurisdiction                Identification No.)
Of Incorporation)


         9850 51ST AVENUE NORTH, SUITE 110, MINNEAPOLIS, MINNESOTA 55442
                    (Address of Principal Executive Offices)



                                 (763) 941-4080
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         Reference is made to the press release issued to the public by United Shipping & Technology, Inc. on January 26, 2001, relating to the appointment of the chief executive officer, attached hereto as exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                   Exhibit No.             Description
                   -----------             -----------

                     99.1 Press release dated January 26, 2001 relating to the appointment of the chief executive officer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Date: January 26, 2001                      By: /s/ Wesley C. Fredenburg
                                                --------------------------------
                                            Name:  Wesley C. Fredenburg
                                            Title: Secretary and General Counsel

                                INDEX TO EXHIBITS

Exhibit No.                  Description
-----------                  -----------

   99.1 Press release dated January 26, 2001 relating to the appointment of the chief executive officer